Exhibit 99.1

LETTER OF INTENT
to Purchase the Stock of
Delaware American Motors, Inc.
(a corporation to be formed)

April 2, 2008

Mark Klein
Delaware American Motors, LLC
52-66 Iowa Avenue
Paterson, NJ  07503

Re:	Letter of Intent for Hybrid Dynamics Corporation, a Nevada corporation (OTCBB: HBDY) ("HYBRID"), to acquire 100% of the capital stock of (the Delaware American Motors, Inc. (“DAM”), a corporation to be formed (such acquisition hereinafter referred to as the "Stock Exchange")

Dear Mr. Klein:

This Letter of Intent  ("LOI") will confirm the following general terms upon which our respective Boards of Directors or similar governing body (collectively referred to as the "Parties") will adopt a Definitive Stock Exchange Agreement (the "Agreement"), and recommend  that the DAM stockholders approve the Agreement.

This LOI sets forth the material terms of the Stock Exchange and reflects the current, good faith intentions of HYBRID and DAM with respect thereto.

1.       The Stock Exchange.

(a)	The time of Closing shall be not later than April 30, 2008 (the "Closing Date"), unless extended by mutual consent of the parties.

(b)	It is understood that Delaware American Motors, LLC (“DAMLLC”) is wholly-owned by Mark Klein, and that prior to the Stock Exchange, DAMLLC and DAM will enter into a transaction under Internal Revenue Code Section 351 by which DAM will become the one hundred percent (100%) owner of DAMLLC.

(c)	All notes and related debt owed by DAM and DAMLLC to the owners of DAM and DAMLLC will convert to equity, or will otherwise be discharged by DAM prior to the Stock Exchange.

LETTER OF INTENT

To:  Mark Klein
April 2, 2008

(d)	HYBRID will be provided with a complete list of all liabilities of DAM and DAMLLC ("Liabilities List") prior to executing this LOI, and the approved list will be an attachment to the Definitive Agreement in the Representations and Warranties section.

(e)	HYBRID will pay the DAM Stockholders Three Million Three Hundred Ninety Thousand (3,390,000) shares of HYBRID $0.00015 par value common stock (the “Exchange Shares”) in exchange for one hundred percent (100%) of the capital stock of DAM.

(f)	HYBRID will reserve a Board seat for either Mark Klein or a DAM nominated member, pending approval by the current HYBRID Board of Directors, which approval will not be unreasonably withheld.

(g)	HYBRID will endeavor to minimize any possible tax consequence to DAM provided that such action is not to the detriment of HYBRID.

2.       Definitive Agreement.  The parties shall enter into a definitive Stock Exchange Agreement containing the material provisions as set forth in this LOI.  Both parties will endeavor to close this transaction as soon as possible but in no event later than the date as set forth in paragraph 1 hereof. The Agreement shall specifically include, but shall not be limited, to the following:

(a)	Representations and warranties. Customary and usual representations and warranties and covenants by the parties, and the principal executive officer shall certify that these representations and warranties are true as of the Closing Date.

i. None of the Parties to the Stock Exchange, nor their officers, directors, members or affiliates, promoter or control person, nor any predecessor thereof, have been subject to the following:

(A) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five years;

(B) Any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily

LETTER OF INTENT

To:  Mark Klein
April 2, 2008

enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

(C) Any finding, ruling or judgment by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

ii. Each party shall have good title to all of its respective tangible and intangible assets including, but not limited to, intellectual properties necessary or required to successfully develop and commercially exploit its business enterprise as more fully described in its current business plan.

iii. The DAM stockholders own 100% of the issued and outstanding stock of DAM, which in turn shall own 100% of all ownership interests of DAMLLC, including all business and operating properties and assets of DAMLLC, and shall indemnify HYBRID with respect to DAM’s representations and warranties.

iv. The Agreement will include representations and warranties with respect to the absence of undisclosed liabilities, liens and encumbrances of the assets of DAM and DAMLLC, the financial condition and results of operations of DAM and DAMLLC, and with respect to the absence of any material adverse changes in DAM’s and DAMLLC’s financial condition, earnings, and business operations.

(b)	Opinions of Counsel. Customary legal opinions regarding the usual and customary matters of law and fact covered under similar acquisitions and related agreements, in a form satisfactory to HYBRID and DAM, respectively, shall be delivered by the Parties at Closing.

(c)	Financial Statements. For the delivery at the Closing of financial statements reasonably acceptable to HYBRID, DAM shall deliver to HYBRID financial statements for the last two completed fiscal years as well as financial statements for the interim period(s) covering both DAM and DAMLLC, all of which shall be prepared in accordance with generally accepted accounting principles.

(d)	Conditions Precedent. In addition, the Agreement shall contain the following conditions precedent:

LETTER OF INTENT

To:  Mark Klein
April 2, 2008

i. HYBRID shall have all SEC, state and federal filings and reports current, up to date, in proper form, and be, to the best of management's knowledge, in compliance with all state and federal regulations governing a public company.

ii. For a period of at least thirty (30) days prior to the Closing Date, DAM will afford to the officers and authorized representatives of HYBRID full access to the properties, books and records of DAM and DAMLLC in order that HYBRID may have a full opportunity to make such reasonable investigation as it shall desire regarding the affairs of DAM and DAMLLC, and DAM will furnish HYBRID with such additional financial and operating data and other information as to the business and properties of DAM and DAMLLC as HYBRID shall from time to time reasonably request. To the extent the state and federal filings and reports do not provide such information, DAM shall have similar access to the properties, books and records of HYBRID. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. The parties hereby acknowledge that all information exchanged by the parties which is not in the public domain shall be deemed confidential and proprietary and shall be subject to the provisions governing non-disclosure as set forth in this LOI. No investigation by either party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this LOI.

iii. DAM will prepare a detailed listing of all outstanding liabilities of DAM and DAMLLC, together with existing agreements and creditor consents for term payments of listed liabilities.

iv. DAM shall have obtained and delivered to HYBRID all consents, waivers and approvals necessary to effect the Stock Exchange from the stockholders and Board of Directors of DAM.

v. There shall not be any pending or threatened litigation regarding the Stock Exchange and the Agreement or any related transactions contemplated thereby or therein.

vi. Closing certificates and other documentation in a form satisfactory to HYBRID and DAM, respectively, shall be delivered by the Parties at Closing.

LETTER OF INTENT

To:  Mark Klein
April 2, 2008

vii. There shall not be any material breach by the Parties of any representation or warranty contained in the Agreement, and the Parties shall be in compliance with each covenant contained in the Agreement.

viii. Each party shall have completed the usual, customary and reasonable due diligence of the other to each such party’s satisfaction in its sole and exclusive judgment.

ix. The Agreement shall contain additional mutually acceptable closing conditions to be determined by the Parties.

x. HYBRID shall file a Form 8-K with the SEC within four (4) business days of entering into the Agreement disclosing the material terms of the Stock Exchange.

3.       Expenses.  Each party shall pay its own legal, accounting and other expenses in connection with the Stock Exchange.

4.       Conduct of Business of DAM Prior to Closing.  Until consummation or termination of the contemplated Stock Exchange, DAM and DAMLLC will conduct business only in the ordinary course and no material assets of DAM and DAMLLC shall be sold, encumbered, hypothecated or disposed of except in the ordinary course of business and only with the written consent of the other party which consent will not be unreasonably withheld.

5.       Miscellaneous Provisions:

(a)	On or before the Closing Date, HYBRID, DAM and all of the DAM Stockholders will have received all permits, authorizations, regulatory approvals and third party consents necessary for the consummation of the Stock Exchange, and all applicable legal requirements shall have been satisfied.

(b)	The Stock Exchange shall be consummated and the Agreement shall be executed as soon as practicable, and HYBRID shall instruct its legal counsel to immediately prepare all necessary documentation upon execution of this LOI.

LETTER OF INTENT

To:  Mark Klein
April 2, 2008

(c)	Before Closing, the Board of Directors of HYBRID shall have approved the Stock Exchange and the Agreement. Prior to signing the Agreement, DAM stockholders shall have approved the transaction therein.

(d)	All notices or other information deemed required or necessary to be given to any of the parties shall be given at the following addresses:

(e)	No agent, broker, investment banker, person or firm is acting on behalf of the Parties or under their authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with any of the transactions contemplated herein.

(f)	The Agreement shall contain customary and usual indemnification, hold harmless provisions and investment representation language.

(g)	Except where the laws of another jurisdiction are necessarily applicable, the transactions which are contemplated herein and the legal relationships among the parties hereto, to the extent permitted, shall be governed by and construed in accordance with the laws (except for conflict of law provisions) of the State of Nevada.

(h)	The substance of any press release or other public announcement with respect to the Stock Exchange, the Agreement and the transactions contemplated herein and therein, other than notices required by law, shall be approved in writing in advance by all parties and their respective legal counsel.

6.       Counterparts.  This LOI may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

7.       Amendments. Subject to applicable law, this LOI and any attachments hereto may be amended only by an instrument in writing signed by an officer or authorized representative of each of the parties hereto.

8.       Headings. The descriptive headings of the sections and subsections of this LOI are inserted for convenience only and do not constitute a part of this LOI.

LETTER OF INTENT

To:  Mark Klein
April 2, 2008

9.       Waiver.  No purported waiver by any party of any default by any other party of any legally binding term, covenant or condition contained herein shall be deemed to be waiver of such term, covenant or condition unless the waiver is in writing and signed by the waiving party.  No such waiver shall in any event be deemed a waiver of any subsequent default under the same or any other legally binding term, covenant or condition contained herein.

10.       Entire Agreement.  This LOI, together with the exhibits or other documents given or delivered pursuant hereto, sets forth the entire understanding among the parties concerning the subject matter of this LOI and incorporates all prior negotiations and understandings.  There are no covenants, promises, agreements, conditions or understandings, either oral or written,  between them relating to the subject matter of this LOI other than those set forth herein. No alteration, amendment, change or addition to this LOI shall be binding upon any party unless in writing and signed by the party to be charged.

11.       No Partnership.  Nothing  contained  in this  LOI  will be  deemed  to or construed  by the  parties  hereto  or by any third  person to create  the  relationship of principal and agent or partnership or joint venture.

12.       Joint Preparation.  This LOI has been negotiated and prepared jointly by the parties hereto and any uncertainty or ambiguity  existing  herein,  if any, shall not be interpreted  against any party, but shall be interpreted according  to the  applicable  rules of  interpretation  for arm's  length agreements.

13.       Partial Invalidation.  If any legally binding term, covenant or condition in this LOI or the application thereof to any party, person or circumstance shall be invalid or unenforceable, the remainder of this LOI or the application of such term, covenant or condition to persons or circumstances, other than those as to which it is held invalid, shall be unaffected thereby and each such term, covenant or condition of this LOI shall be valid and enforced to the fullest extent permitted by law.

14.       No Shopping.  Prior to April 30, 2008 or the date of closing, in consideration of the resources to be committed to the transactions contemplated herein by HYBRID and its representatives and agents, neither DAM, DAMLLC, Mark Klein nor any of their officers, directors, shareholders, owners, agents or representatives shall, directly or indirectly, solicit, initiate, encourage or participate in any negotiation or discussion or enter into any agreement in respect of or cooperate with any person regarding (including, without limitation, by way of furnishing any non-public information concerning, or affording access to, the business, properties or assets of DAM or DAMLLC) any Asset Purchase Proposal, and any and all such discussions,

LETTER OF INTENT

To:  Mark Klein
April 2, 2008

other than those described in this letter, shall be immediately terminated.  The term “Asset Purchase Proposal” means any proposal (other than a proposal by HYBRID) for the acquisition of all or substantially all of the stock or assets of DAM or DAMLLC, or for a merger, consolidation or other business combination pursuant to which any other person would acquire DAM or DAMLLC or a controlling equity interest in DAM or DAMLLC.

15.       Binding Effect; Break-up Fee.  Subject to the provisions of Section 2 hereof, this LOI is binding on the parties hereto.  In the event that (i) the Liabilities List, as of the date made, fails to disclose a material liability of DAM required to be booked as a liability under GAAP, or (ii) DAM materially breaches its obligations under the NDA or sections 14 or 20 hereof, and as a result of which HYBRID terminates this LOI at any time before the execution of a Definitive Agreement, or in the event that HYBRID materially breaches it obligations under the NDA or section 20 hereof, and as a result of which DAM terminates this LOI at any time before the execution of a Definitive Agreement, then such terminating party shall be entitled to recover from the other party a break-up fee in the amount of $15,000 cash. Notwithstanding the foregoing, neither party shall pay any break-up fee to the other party if this LOI is terminated prior to the execution of a Definitive Agreement due to any reason(s) beyond the control of either respective party.

16.       Time is of the Essence.  DAM shall sign this LOI no later than 5:00 P.M., Pacific Standard Time, April 2, 2008, as time is of the essence.

17.       Public Announcement. HYBRID and DAM mutually agree that neither party shall issue any press release or make any public announcement of the Stock Exchange or any other matter which is the subject of this LOI or any subsequent definitive Agreement without the prior consent of the other party, except where a public announcement is required by law as reasonably determined by such party or is in connection with such party's enforcement of its rights or remedies hereunder or there under for any breach by the other party. Notwithstanding the foregoing, DAM acknowledges that upon signing this LOI, HYBRID is required and shall file a Form 8-K with the SEC describing the material terms of the LOI and DAM hereby consents to such filing.

18.       Consents. HYBRID and DAM will cooperate with one another and proceed, as promptly as is reasonably practicable, to seek to obtain all necessary consents and approvals from lenders, shareholders, landlords and other third parties and to endeavor to comply with all other legal or contractual requirements for or preconditions to the execution and consummation of the Stock Exchange and the Agreement.

LETTER OF INTENT

To:  Mark Klein
April 2, 2008

19.       Efforts. HYBRID and DAM will negotiate in good faith and use their commercially reasonable efforts to arrive at a mutually acceptable definitive Agreement for approval, execution and delivery on the earliest reasonably practicable date. HYBRID and DAM will thereupon use their commercially reasonable efforts to affect the Closing and to proceed with the transactions contemplated by this LOI as promptly as is reasonably practicable.

20.       Confidentiality. HYBRID and DAM agree that (except as may be required by law) it will not disclose or use any "Confidential Information" (as hereinafter defined) with respect to the other, furnished, or to be furnished in connection herewith at any time or in any manner and will not use such information other than in connection with its evaluation of the Stock Exchange. For the purposes of this paragraph "Confidential Information" means any information identified as such in writing or, given the nature of the information or the circumstances surrounding its disclosure, which reasonably should be considered as confidential or proprietary. If for any reason the Stock Exchange is not consummated, the receiving party will promptly return all documents to the party which provided such documents. The provisions of this paragraph shall survive the termination of this LOI.

21.       Contingency.  The parties’ obligations under this Agreement are contingent upon the parties entering into mutually agreeable Definitive Agreement and related documents, as described in Section 2 hereof, and DAM’s obligation to close the Exchange Transaction shall further be contingent upon the Definitive Agreement containing provision for adequate financing for DAM’s operations in amounts and upon terms as are satisfactory to DAM in its sole and absolute discretion.

[signature page follows]

LETTER OF INTENT

To:  Mark Klein
April 2, 2008

If the foregoing correctly sets forth the substance of the understanding of the parties, please execute this LOI in triplicate, retain one original copy for your records, and return the other original copies to Charles A. Koenig, Esq., at 326 South High Street, Suite 300, Columbus, Ohio 43215.  Also, please fax a signed copy to Mr. Koenig at (614) 241-5909.

Very truly yours,

HYBRID DYNAMICS CORPORATION

/s/ PAUL RESSLER
Paul Ressler, President

Agreed and accepted this 2nd day of April, 2008, by Mark Klein, Delaware American Motors, LLC and Delaware American Motors, Inc. (a corporation to be formed):

/s/ MARK KLEIN
Mark Klein, individually

/s/ MARK KLEIN
Mark Klein, President of Delaware American
Motors, LLC

/s/ MARK KLEIN
Mark Klein, President of Delaware American
Motors, Inc. (a corporation to be formed)